Exhibit 99.1

HSV-1virus Virios Therapeutics, Inc. Nasdaq: VIRINew Scientific Paradigm ExploringHerpes Virus Activation asPotential Underlying Cause of Fibromyalgia, Long COVIDand Other Chronic ConditionsCorporate Update Q1, 20211

Forward Looking Statements

- Statements in this presentation contain "forward-looking statements" that are subject to substantial risks and uncertainties. Forward-looking statements contained in this presentation may be identified by the use of words such as "anticipate," "expect," "believe," "will," "may," "should," "estimate," "project," "outlook," "forecast" or other similar words, and include, without limitation, all statements other than those regarding historical facts, statements regarding Virios Therapeutics, Inc.'s expectations regarding our future financial or business performance, plans, prospects, trends or strategies, objectives of management, competition and other financial and business matters; the potential, safety, efficacy, and regulatory and clinical progress of our current and prospective product candidates, planned clinical trials and preclinical activities, and projected research and development costs; the estimated size of the market for our product candidates; and the timing and success of our development and commercialization of our anticipated product candidates and the market acceptance thereof. Forward-looking statements are based on our current expectations and are subject to inherent uncertainties, risks and assumptions that are difficult to predict. Further, certain forward-looking statements are based on assumptions as to future events that may not prove to be accurate. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: the outbreak of the novel coronavirus disease, COVID-19, has adversely impacted and may continue to adversely impact our business, including our preclinical studies and clinical trials; our limited operating history, which may make it difficult to evaluate our current business and predict our future success and viability; we have and expect to continue to incur significant losses; our need for additional funding, which may not be available; our substantial dependence on the success of our lead product candidates; failure to identify additional product candidates and develop or commercialize marketable products; the early stage of our development efforts; potential unforeseen events during clinical trials could cause delays or other adverse consequences; risks relating to the regulatory approval process or ongoing regulatory obligations; our product candidates may cause serious adverse side effects; our reliance on third parties; effects of significant competition; the possibility of system failures or security breaches; risks relating to intellectual property; our ability to attract, retain and motivate qualified personnel; and significant costs as a result of operating as a public company. These and other risks and uncertainties are described more fully in the section titled "Risk Factors" in the Annual Report on Form 10-K for the year ended December 31, 2020 filed with the Securities and Exchange Commission ("SEC") and elsewhere in our filings and reports with the SEC. While we may elect to update these forward-looking statements at some point in the future, we assume no obligation to update or revise any forward-looking statements except to the extent required by applicable law. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements.

- This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such data and estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. Neither we nor our affiliates, advisors or representatives makes any representation as to the accuracy or completeness of that data or undertake to update such data after the date of this presentation.

- You should read the documents that we have filed with the SEC for more complete information about us. We encourage you to read such documents in full for more detailed information on statistics, reports and clinical trials referenced in this presentation. You may access these documents for free by visiting EDGAR on the SEC website at http://www.sec.gov.

Nasdaq: VIRI

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VIRIOS Therapeutics

Virios Therapeutics Summary

Focused on Two Significant Commercial Opportunities:

- The Large, Dissatisfied **Fibromyalgia** (FM) Market: 2%-8% of the Population
- **Long COVID**, a Rapidly Emerging Unmet Need: Impacts an Estimated 100M Post-COVID Patients Worldwide

Oral IMC-1 (famciclovir + celecoxib) Demonstrated Significant Pain Reduction Benefits and Tolerability Better Than Placebo in P2a FM Trial:

- Ongoing Phase 2b FM Trial Results in Q3 2022
- Composition Of Matter IP to 2033
- First Ever FDA "Fast Track" Review Designation for FM Treatment

Oral IMC-2 (valacyclovir + celecoxib) in Ongoing Phase 2a Long COVID Treatment Trial:

- COVID-19 acutely depletes our T cells, which may allow for reactivation of Herpes viruses
- Immune dysregulation may re-activate neurotrophic pathogens such as herpes viruses

Virios Team and Board of Directors Have Led Development and Commercialization of Many Category Leading Medicines:

- Includes Two of Three FDA Approved FM Medicines

Nasdaq: VIRI

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VIRIOS Therapeutics

Proven Leadership Team with Extensive Experience in Drug Development and Commercialization 4 Pharma Brand Development & Commercialization Experience Includes Management of: Greg DuncanChairman & CEO R. Michael Gendreau MD, PhD CMO Ralph GrosswaldVP of Operations Angela WalshSVP of FinanceEXECUTIVE TEAM Nasdaq: VIRI

Discovery Implicates Dormant Herpes Virus Reactivation Triggers Immune Response, Manifestation of FM and Long COVID 5Source: P.A. Bond, Medical Hypotheses, 1993,; R. A Vere Hodge and Y.-G. Cheng, Antiviral Chemistry & Chemotherapy, 1993; Kaufman et al, IOVS, 2005;Liu Y, et al, Scientific World Journal, 2014; HigakiS, et al Current Eye Research,2009; Francisco Javier Ibañezet al, Frontiers in Microbiology, 2018, Herpes Virus Activation Triggers Immune Response and Disease Symptoms, (e.g. pain, fatigue, etc.)Nasdaq: VIRI

Synergistic Antiviral Mechanism Serves as the Basis for Proposed Fibromyalgia and Long COVID Treatment Effect


famciclovir/valacyclovir
inhibit viral DNA polymerase
Virus DNA polymerase couples with viral genome to create more copies of viral DNA
ON
External stressors trigger activation
Upregulation of COX-2 and to a lesser extent COX-1 is required for maximum viral replication celecoxib binds to the COX-2 pocket, inhibits COX-2 enzyme activity
IMC-1 Inhibits Viral Replication
Herpes Virus Conversion Back to a Dormant State, Enables Immune Response to Reset, Provide Clinical Benefits

Source: P.A. Bond, *Medical Hypotheses*, 1993,; R. A Vere Hodge and Y.-G. Cheng, *Antiviral Chemistry & Chemotherapy*, 1993; Liu Y, et al, *Scientific World Journal*, 2014; Higaki S, et al *Current Eye Research*, 2009; Francisco Javier Ibañez et al, *Frontiers in Microbiology*, 2018

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VIRIOS Therapeutics

Fibromyalgia Disease Overview

Disease Characteristics

- FM is a Chronic Disease that Affects up to 8% of the US Population
- Hallmark Characteristics are Widespread Chronic Pain and Severe Fatigue
  - Symptoms Present for ≥ 3 Months
- Other Symptoms May Include GI, Sleep, Mood Disorder and Headache

Devastating Impact

- Patients with FM > 3x Risk of Committing Suicide v. General Population
- High Healthcare Utilization and Significant Disability
- Estimates Suggest as Many as 40% of FM Patients are Treated with Opioids
  - Opioid-treated Patients have Worse Outcomes Across Multiple Assessment Domains



Sources: The Hidden Impact of Musculoskeletal Disorders on Americans, 4th edition; Berger et al *Clin Pract* 2007; White et al *J Occup Environ Med* 2008; Wolfe et al *Arthritis Care & Res* 2014; Fitzcharles et al *Am J Med* 2011; Robinson et al *Pain Medicine* 2012; Peng et al *Clin J Pain* 2015

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The Fibromyalgia Market is Large and Poised for Growth *IF* Better Therapeutic Options Emerge

Significant Growth Potential Still Exists


10.0M
36%
Diagnostic Rate
20%
Treatment Rate
3.6M
2.0M
Total FM Patients
Diagnosed Patients
Treated Patients

Most US Treated Patients on Multiple Therapies


Of the 2.0M Rx Treated Patients, Each is Treated with an Avg of 2.6 Rx
75%
25%
Approved FM Medications
Not Approved for FM

Global FM Market Sales Estimated at $1.9B in 2019


Share of US Treated FM Patients by Therapy
Approved Medicines
40%
30%
20%
10%
0%
26.8%
24.5%
8.9%
Cymbalta (duloxetine)
Lyrica (pregablin)
Savella

Source: National Fibromyalgia and Chronic Pain Association 2021; Vincent, A et al *Arthritis Care Research* 2013; Robinson et al *Pain Medicine,* 2012, *Fortune Business Insights*, 2021

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VIRIOS Therapeutics

IMC-1: Completed Phase 2a Clinical Proof of Concept Trial

Design Summary:

- Randomized, Double-blind, Multi-center, Placebo-controlled
- IMC-1 (famciclovir + celecoxib) vs Placebo, Dosed Twice Daily
- Diagnosis of Fibromyalgia Using 2010 American College of Rheumatology

Primary Endpoints
Reduction in Pain

Key Secondary Endpoints
PGIC, FIQ-R Domains, 30% & 50% pain responder analyses

Received study drug treatment for a total of 16 weeks


Week
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
Patients
18–70 Years Old
Randomized 1:1
(N = 143)
IMC-1
N = 69
Placebo
N = 74

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VIRIOS Therapeutics

10 IMC-1 Demonstrated Statistically Significant Reduction in Pain in Phase 2a Clinical TrialSource: Pridgen et al, Journal of Pain Research, 2017, Virios Therapeutics, Inc. Nasdaq: VIRI

IMC-1 Treatment Resulted in Consistent Treatment Effects and Tolerability Better Than Placebo at 16 Weeks

Secondary Endpoints	P Value
PROMIS (NIH) Fatigue Assessment	**p=0.001**
PGIC - Patient's Global Impression of Change	**P=0.040**
FIQ-R - Revised Fibromyalgia Impact Questionnaire Total Score	**p=0.002**
FIQ-R – Functional Domain	**p=0.004**
FIQ-R – Overall Impact Domain	**p=0.003**
FIQ-R – Symptoms Domain	**p=0.004**
Pain Responder Analysis – **50% Pain Reduction** • 24 Hour Recall NRS • 7 Day Recall NRS	 **p=0.009** **p=0.001**
Pain Responder Analysis – **30% Pain Reduction** 24 Hour Recall NRS @ week 16 7 Day Recall NRS @ week 16	 **p=0.052** **p=0.012**
Use of Rescue Medication	**p=0.037**

Phase 2a Trial	Placebo	IMC-1	IMC-1 Difference
Discontinuation reasons:			
Adverse event (p=0.012)	12 (16.2%)	4 (5.8%)	2.8X reduction
Therapeutic failure	12 (16.2%)	5 (7.2%)	2.3X reduction
Other	5 (6.8%)	3 (4.4%)	1.5X reduction

Source: Pridgen et al, *Journal of Pain Research*, 2017, Virios Therapeutics, Inc.

Nasdaq: VIRI

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VIRIOS Therapeutics

IMC-1 Phase 2b Design Conducted Using Optimized IMC-1 Dosage, 350+ Patients Presently Enrolled

Primary Endpoint
Reduction in pain measured daily

Key Secondary Endpoints
Fatigue, sleep, PGIC, FIQ-R domains, 30% & 50% pain responder analyses



Females Aged 18-65 (n = 400+)
IMC-1 single tablet (famciclovir 675mg + 180 mg celecoxib) dosed b.i.d.
Placebo dosed b.i.d.
Week 2 Visit
Week 6 Visit
Week 12 Visit
Week 14 Visit
Week 16 Visit
'21
'22
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Study Enrollment
Top Line Results
FDA End P2 Mtg

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VIRIOS Therapeutics

Long COVID Prevalence is Significant and Represents an Emerging Unmet Medical Need

- The mechanisms by which COVID-19 causes lingering symptoms in survivors are not fully understood but are hypothesized to result from:
  - Immune-system dysregulation triggered by the COVID-19 virus, including increased production of autoantibodies
  - Lingering infection
  - Co-infection/activation of previous viral infections that were dormant
- Most adults are infected with normally harmless dormant viruses, contracted years earlier
- COVID-19 acutely depletes our T cells, which may allow for reactivation of herpes viruses
- Antiviral therapy may hold promise for treating Long COVID
  - Valacyclovir, famciclovir and acyclovir inhibit replication of common Herpes viruses
  - Valacyclovir has been shown to reduce the frequency of EBV-infected (HHV-4) B cells

Sources: Groff et al, *JAMA*, Oct 2021; J Gold, *Pathogens*, 2021; Cox et al, *Research,* Penn State University, *Jan 22*

Nasdaq: VIRI
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VIRIOS Therapeutics

Common Symptoms Noted In Post-COVID Patients

Persistent Symptoms

- Fatigue 55%
- Difficulty breathing 42%
- Memory loss 34%
- Sleep disorder 32%
- Attention disorder 27%
- Significant hair loss 20%
- Cough 17%
- Loss of smell 13%

120 patients (mean = 111 days)



Long COVID Symptoms Prevalence
Epstein-Barr Virus Reactivation Confirmed (n=29)
Number of Subjects Reporting Each Symptom
20
15
10
5
0
17
14
13
13
12
11
9
7
7
7
4
4
2
Fatigue
Insomnia
Headaches
Myalgia
Confusion
Weakness
Rash
Pharyngitis
Abdominal Pain
Tinnitus
Fever
Lymphadenopathy
Hearing Loss

❖ Fatigue is Consistently the Most Common Symptom Amongst Long COVID Patients

Source: Garrigues et al. *Infect.* 2020; Carifi, et. al. *JAMA*. 2020; J Gold, *Pathogens*, 2021; F Bai, *Clinical Microbial Infections, 2021*

Nasdaq: VIRI
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VIRIOS Therapeutics

IMC-2 Exploratory Long COVID Study15Nasdaq: VIRI ‘22‘23Q1Q2Q3Q4Q1Q2EnrollmentTop Line Results Females Aged 18-65 IMC-2 (valacyclovir 1.25g + celecoxib 200 mg) dosed b.i.d. Standard of care control Week 6VisitWeek 10VisitWeek 14Visit Baseline Exploratory Endpoints Include : Fatigue, pain, sleep, anxiety, depression, cognitive function and global improvement

Combination Antiviral Research Pipeline Provides Rich Milestone Progression

Pipeline Candidates	Disease	Pre-Clinical	Phase 1/ Exploratory	Phase 2	Phase 3
IMC-1: (famciclovir + celecoxib)	FM			Phase 2b	
IMC-1: (famciclovir + celecoxib)	IBS				
IMC-2: (valacyclovir + celecoxib)	Long COVID		Exploratory		

Q2 '22
- FM Phase 2b Full Recruitment
- Long COVID Study FPFV

Q3 '22
- FM Phase 2b Results

Q4 '22
- FDA End P2b FM Meeting
- Long COVID Full Enrollment

1 H '23
- FM Phase 3 Commences
- Long COVID Top Line Results

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VIRIOS Therapeutics

Strong IP Portfolio with 21 Issued Patents

Four Issued US IMC-1 Patents

- Two "Composition of Matter" Patents
  - Drug-combination of famciclovir and celecoxib
  - Synergistic combination for total daily dose of famciclovir and celecoxib
- Two "Method-of-Use" Patents
  - Famciclovir + celecoxib for the treatment of FM (fibromyalgia), CFS or IBS
  - Method of dispensing famciclovir + celecoxib in a regimen to treat Functional Somatic Syndrome conditions

Six Issued Foreign IMC-1 Patents

- European Patent validated in 18 countries
- Japan, Australia, China, Korea and Canada

Eight US Patents Covering Other Anti-Viral Combinations

- Various combinations of acyclovir, meloxicam, diclofenac, famciclovir, valacyclovir, celecoxib

Nasdaq: VIRI

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VIRIOS Therapeutics

Capitalization Table as of December 31, 2021

VIRIOS Therapeutics

Exchange/Symbol	Nasdaq/VIRI
Common Shares Outstanding	8,330,390
Underwriters Warrants (Exercisable at $12.50/share)	172,500
Stock Options* (Employees, Directors & Officers)	1,041,647
Fully Diluted Shares Outstanding	9,544,537
Management Ownership** on a Fully Diluted Basis	20.2%
Cash on Hand	$14.0M

*Weighted Avg. Exercise Price of $9.03/share, **Includes officers and directors

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VIRIOS Therapeutics

Virios Therapeutics Summary

Focused on Two Significant Commercial Opportunities:

- The Large, Dissatisfied **Fibromyalgia** (FM) Market: 2%-8% of the Population
- **Long COVID**, a Rapidly Emerging Unmet Need: Impacts an Estimated 100M Post-COVID Patients Worldwide

Oral IMC-1 (famciclovir + celecoxib) Demonstrated Significant Pain Reduction Benefits and Tolerability Better Than Placebo in P2a FM Trial:

- Ongoing Phase 2b FM Trial Results in Q3 2022
- Composition Of Matter IP to 2033
- First Ever FDA "Fast Track" Review Designation for FM Treatment

Oral IMC-2 (valacyclovir + celecoxib) in Ongoing Phase 2a Long COVID Treatment Trial:

- COVID-19 acutely depletes our T cells, which may allow for reactivation of Herpes viruses
- Immune dysregulation may re-activate neurotrophic pathogens such as herpes viruses

Virios Team and Board of Directors Have Led Development and Commercialization of Many Category Leading Medicines:

- Includes Two of Three FDA Approved FM Medicines

Nasdaq: VIRI

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VIRIOS Therapeutics

HSV-1virus Thank You!For Additional Information, Contact:Kirin Smith: ksmith@pcgadvisory.com or ir@virios.com 20 www.virios.com